Exhibit 10.5
                                                                    ------------

                   SCHEDULE OF TRADE VENDOR SUPPLY AGREEMENTS
                                       OF
                        FACTORY CARD & PARTY OUTLET CORP.
                    AND FACTORY CARD OUTLET OF AMERICA, LTD.

Unless otherwise noted below, the following agreements are identical in all material respects to the Trade Vendor Supply Agreement of Maryland Plastics, Inc. attached as Exhibit 10.4 to this current report on Form 8-K, and have been omitted as exhibits pursuant to instruction 2 of item 601 under Regulation S-K. For the terms and conditions of the Trade Conversion Notes listed below, please refer to Exhibit 10.4.

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                              Agreement                                               Provisions Differing
                                                                           from Maryland Plastics, Inc. Vendor Supply
                                                                                           Agreement
                                                                                         (Exhibit 10.5)

                                                                                              Payment       Seasonal
                Title of Agreement and Name of Vendor                      Credit Limit        Terms      Advance Limit
                -------------------------------------                      ------------        -----      -------------
Trade Vendor Supply Agreement, dated April 9, 2002, between Factory             $1,500,000    45 days          N/A
Card Outlet of America Ltd., Factory Card & Party Outlet Corp. and
AMSCAN, INC.

Trade Vendor Supply Agreement, dated April 9, 2002, between Factory             $1,400,000    30 days          N/A
Card Outlet of America Ltd., Factory Card & Party Outlet Corp. and
CREATIVE EXPRESSIONS GROUP, INC.

Trade Vendor Supply Agreement, dated April 9, 2002, between Factory                    N/A    30 days          N/A
Card Outlet of America Ltd., Factory Card & Party Outlet Corp. and
P.S. GREETINGS, INC.

Trade Vendor Supply Agreement, dated April 9, 2002, between Factory             $1,250,000    60 days          N/A
Card Outlet of America Ltd., Factory Card & Party Outlet Corp. and
UNIQUE INDUSTRIES, INC.

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